                                   EXHIBIT 3.2


                                 CERTIFICATE OF

                     DESIGNATIONS OF RIGHTS AND PREFERENCES

                                       OF

                CLASS A1 CUMULATIVE, REDEEMABLE AND EXCHANGEABLE
                                PREFERRED STOCK,

                CLASS A2 CUMULATIVE, REDEEMABLE AND EXCHANGEABLE
                                PREFERRED STOCK,

                CLASS B1 CUMULATIVE, REDEEMABLE AND EXCHANGEABLE
                                PREFERRED STOCK,

                CLASS C1 CUMULATIVE, REDEEMABLE AND EXCHANGEABLE
                                PREFERRED STOCK,

                 CLASS D CUMULATIVE, REDEEMABLE AND EXCHANGEABLE
                                PREFERRED STOCK,

                 CLASS E CUMULATIVE, REDEEMABLE AND EXCHANGEABLE
                                 PREFERRED STOCK

                                       AND

                             VOTING PREFERRED STOCK

                                       OF

                        NQL INC., a Delaware corporation

                  PURSUANT TO THE PROVISIONS OF SECTION 151(g)

             OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

        Douglas J. Tullio hereby certifies that:

        FIRST: He is the President and Chief Executive Officer of NQL Inc., a Delaware corporation formerly known as AlphaServ.com, Inc. (the "Company").

        SECOND: That the Board of Directors of the Company, pursuant to the authority so vested in it by the Certificate of Incorporation of the Company, as amended, and in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware (the "Delaware Corporation Law"), duly adopted the following resolutions creating the following series of Preferred Stock designated as (i) Class A1 Cumulative, Redeemable and Exchangeable Preferred Stock (the "Class A1 Preferred Stock"), (ii) Class A2 Cumulative, Redeemable and Exchangeable Preferred Stock (the "Class A2 Preferred Stock"),
(iii) Class B1 Cumulative, Redeemable and Exchangeable Preferred Stock (the "Class B1 Preferred Stock"), (iv) Class C1 Cumulative, Redeemable and Exchangeable Preferred Stock (the "Class C1 Preferred Stock"), (v) Class D Cumulative Redeemable and Exchangeable Preferred Stock (the "Class D Preferred Stock"), (vi) Class E Cumulative, Redeemable and Exchangeable Preferred Stock (the "Class E Preferred Stock") and (vii) the Voting Preferred Stock (the "Voting Preferred Stock").

        THIRD: That the following resolutions designate (i) 2,500 shares of Class A1 Preferred Stock, (ii) 5,500 shares of Class A2 Preferred Stock, (iii) 7,000 shares of Class B1 Preferred Stock, (iv) 5,000 shares of Class C1 Preferred Stock, (v) 17,500 shares of Class D Preferred Stock, (vi) 12,000 shares of Class E Preferred Stock, and (vii) 100 shares of Voting Preferred Stock and that, as of the date hereof, no shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock or Voting Preferred Stock are issued and outstanding. As of the date hereof, the Company has no authorized series or class of Preferred Stock other than those stated in the preceding sentence.

        FOURTH: The resolutions duly adopted by the Board of Directors of the Company are as follows:

        WHEREAS the Certificate of Incorporation of the Company, as amended, authorizes Preferred Stock consisting of 5,000,000 shares, $.001 par value per share, issuable from time to time in one or more series; and

        WHEREAS the Board of Directors of the Company is authorized, subject to limitations prescribed by law and by the provisions of the Fourth Article of the Company's Certificate of Incorporation, as amended, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation of rights, preferences, privileges and restrictions of the shares of such series; and

        WHEREAS it is the desire of the Board of Directors to establish and fix the number of shares to be included in new series of Preferred Stock and the designation of rights, preferences, privileges and restrictions of the shares of such new series;

        NOW, THEREFORE, BE IT RESOLVED that pursuant to the Fourth Article of the Company's Certificate of Incorporation, as amended, there is hereby established the following new series of Preferred Stock with such designations and authorized number of shares as set forth herein: (i) 2,500 shares of Class A1 Preferred Stock, (ii) 5,500 shares of Class A2 Preferred Stock, (iii) 7,000 shares of Class B1 Preferred Stock, (iv) 5,000 shares of Class C1 Preferred Stock, (v) 17,500 shares of Class D Preferred Stock, (vi) 12,000 shares of Class E Preferred Stock and (vii) 100 shares of Voting Preferred Stock. Each share of such Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Voting Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the following Designations of Rights and Preferences, Privileges and Restrictions of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Voting Preferred Stock (the "Designations of Preferred Stock"):

A1.     Class A1 Preferred Stock.

        1. Definitions. As used in this subsection A1 of this Designations of Preferred Stock, capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. In addition, the following capitalized terms have the following meanings:

        "By-laws" means the By-laws of the Company, as amended and in effect from time to time.

        "Board" means the Board of Directors of the Company.

        "Certificate of Incorporation" means the Certificate of Incorporation of the Company as amended and restated and in effect at the time in question.

        "Common Stock" means, collectively, all of the Common Stock, $.001 par value, of the Company of any class, and any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

        "Dividend Reference Date" has the meaning ascribed to it in Section A1.2(c).

        "Exchange Triggering Date" means December 31, 1999.

        "Liquidation" means, subject to the provisions of Section 3(b) of this subsection A1, any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

        "Liquidation Value" shall mean Original Cost plus any accrued and unpaid dividends as determined pursuant to Section 2(c) of this subsection A1.

        "Maturity Date" means, with respect to any Class A1 Preferred Stock or Notes issued in exchange for Class A1 Preferred Stock, the earliest to occur of
(i) a Maturity Default, (ii) a Change of Control or (iii) June 30, 2005 (the "Calendar Maturity Date").

        "Maturity Default" shall have the meaning set forth in Section 6(a) of this subsection A1.

        "Net Proceeds" of any transaction shall mean the gross proceeds of such transaction net of any commissions or transaction fees and expenses paid by the Company in connection with such transaction.

        "Original Cost" means, with respect to any share of Class A1 Preferred Stock, $1,000.

        "Person" shall be construed broadly and shall include without limitation an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

        "Preferred A1/A2 Holders" means, collectively, Preferred A1 Holders and Preferred A2 Holders.

        "Preferred A1 Holders" means holders of Class A1 Preferred Stock.

        "Preferred A2 Holders" means holders of Class A2 Preferred Stock.

        "Preferred Shareholder Agreement" shall mean the Preferred Shareholder Agreement, dated as of February 17, 1999, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Holder (as defined therein).

        "Preferred Stock" means, collectively, the Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Voting Preferred Stock.

        "Purchase Agreement" means the Securities Purchase Agreement, dated as of August 7, 1998, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Investor (as defined therein), as amended, restated or otherwise modified from time to time.

        "Rate per Annum" means the specified rate per annum computed on the basis of a 360-day year; provided, that in the event dividends are not paid in full in cash on any applicable Dividend Reference Date or upon any Redemption Date, the Rate per Annum for the applicable period shall be increased by 500 basis points (e.g., a 9.0% Rate per Annum would be increased to a 14.0% Rate per Annum) until such dividends are paid in full in cash.

        "Redemption Price" has the meaning ascribed to it in Section A1.5(a) of this Designations of Preferred Stock.

        "Requisite Preferred A1/A2 Holders" means the holders representing a majority of the then outstanding shares of Class A1 Preferred Stock and Class A2 Preferred Stock voting together as a group.

        "Requisite Preferred A1 Holders" means the holders representing a majority of the then outstanding shares of Class A1 Preferred Stock.

        "Requisite Preferred Holders" means the holders representing a majority of the then outstanding shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock voting together as a group.

        "Transaction Documents" means the Purchase Agreement, the Exhibits and Schedules attached thereto in their final and executed form, as applicable, and each of the agreements contemplated thereby.

        "Voting Preferred Stock" means the Voting Preferred Stock of the
Company.

        "Warrant" has the meaning given to such term in the Purchase Agreement.

        2.     Dividends.

               (a) The Preferred A1 Holders shall be entitled to receive, out of funds legally available therefor, cumulative dividends on the Liquidation Value at the Rate per Annum and for the periods set forth below:

                                                      Rate Per
                    Period                              Annum
                    ------                              -----
        Until June 30, 2000                              9.0%
        July 1, 2000 to June 30, 2001                   11.0%
        July 1, 2001 to June 30, 2002                   12.0%
        July 1, 2002 to June 30, 2003                   13.0%
        July 1, 2003 to June 30, 2004                   14.0%
        July 1, 2004 to June 30, 2005                   15.0%

        (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) per share per annum, and no more, payable in preference and priority to any payment of any cash dividend on Common Stock or any other shares of capital stock of the Company other than the Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock (which shall rank on a par with the Class A1 Preferred Stock) or other class or series of stock ranking on a par with, or senior to the Class A1 Preferred Stock in respect of dividends (such Common Stock and other inferior stock being collectively referred to as "Junior Stock"), when and as declared by the Board.

               (b) Such dividends shall accrue with respect to each share of Class A1 Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Class A1 Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Junior Stock and before any purchase or acquisition of any Junior Stock is made by the Company, except the repurchase of Junior Stock from employees of the Company upon termination of employment or as otherwise approved by the Requisite Preferred A1 Holders.

               (c) Dividends shall be payable in cash, quarterly in arrears. To the extent dividends are not paid on each September 30, December 31, March 31 and June 30 (each a "Dividend Reference Date"), all dividends which have accrued on each share of Class A1 Preferred Stock during the three-month period (or shorter period in the case of the first or last period) ending on each Dividend Reference Date will be added to the Liquidation Value of such share and will remain a part thereof until such dividends are paid in full in cash. Each dividend paid in cash shall be mailed to the holders of record of the Class A1 Preferred Stock as their names and addresses appear on the share register of the Company or at the office of the transfer agent on the corresponding dividend payment date.

        3.     Liquidation.

               (a) In the event of any Liquidation of the Company, the Preferred A1 Holders shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Voting Preferred Stock and any other class or series of stock of the Company ranking on liquidation prior and in preference to the Class A1 Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to the Liquidation Value per share of Class A1 Preferred Stock. If upon any such Liquidation of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class A1 Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class A1 Preferred Stock and the holders of shares of Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Class A1 Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               (b) The merger or consolidation of the Company into or with another corporation which results in the exchange of outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Company), or the sale of all or substantially all the assets of the Company, shall be deemed to be a Liquidation of the Company for purposes of this Section 3 of this subsection A1, unless the Requisite Preferred A1 Holders vote otherwise. The amount deemed distributed to the holders of Class A1 Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board.

        4.      Voting Rights.

               (a)    Except as required by law and pursuant to paragraphs (b),
        (c) and (d) below, the Preferred A1 Holders shall not be entitled to vote.

               (b) The Company shall not, without the affirmative consent or approval of the Requisite Preferred A1 Holders:

                      (i) in any manner authorize, issue or sell any shares of Class A1 Preferred Stock other than as contemplated by the Purchase Agreement, the Preferred Shareholder Agreement or this Designations of Preferred Stock;

                      (ii) reclassify, cancel or in any manner alter or change the designations, preferences, privileges or relative, optional or other special rights, or the qualifications, limitations or restrictions thereof, of the Class A1 Preferred Stock;

                      (iii) amend, repeal or modify any provision of this subsection A1 of this Designations of Preferred Stock; or

                      (iv) amend, repeal or modify any provision of the Certificate of Incorporation or By-laws in a manner that would adversely affect the preferences, privileges or rights of the Preferred A1 Holders.

               (c)

                      (i) The Company hereby covenants that the Requisite Preferred A1/A2 Holders shall have the right to have that number of representatives (each such representative, an "Observer") determined as hereinafter provided present at all meetings of the Board. Such right shall from time to time be exercisable by delivery to the Company of written notice from the Requisite Preferred A1/A2 Holders specifying the names of such Observers. The number of Observers shall at all times and from time to time be equal to that number of nominees to the Board that the Preferred A1/A2 Holders are then entitled to designate less the number of such nominees as are then members of the Board.

                      (ii) The Company will give each Observer reasonable prior notice (it being agreed that the same prior notice given to the Board shall be deemed reasonable prior notice) in any manner permitted in the Company's By-laws for notices to directors of the time and place of any proposed meeting of the Board, such notice in all cases to include true and complete copies of all documents furnished to any director in connection with such meeting. Each such Observer will be entitled to be present in person as an observer at any such meeting or, if a meeting is held by telephone conference, to participate therein for the purpose of listening thereto.

                      (iii) The Company will deliver to each Observer copies of all papers which may be distributed from time to time to the directors of the Company at such time as such papers are so distributed to them, including copies of any written consent.

               (d) The Company shall not, without the affirmative consent or approval of the Requisite Preferred Holders:

                      (i) take any action, or enter into or authorize any material agreement or material transaction, other than in the ordinary course of business and consistent with past practice;

                      (ii) agree to acquire the stock or assets of, or otherwise agree to any joint venture, licensing arrangement with, any other person;

                      (iii) enter into any arrangement which would reasonably be expected to result in a Change of Control;

                      (iv) sell, transfer, convey, assign or otherwise dispose of any of its material assets or properties, or spinoff or splitoff any material assets, properties or Securities except sales of inventory and used, obsolete, worn out or unnecessary equipment or fixtures in the ordinary course of business and consistent with past practice;

                      (v) sell, transfer, convey, assign, license or otherwise dispose of any significant portion of its Intellectual Property Rights;

                      (vi) except in the ordinary course of business and consistent with past practice, waive, release or cancel any material claims against third parties or material debts owing to it, or any material rights which have any material value;

                      (vii) make any material changes in its accounting systems, policies, principles or practices except in the ordinary course of business and consistent with past practice;

                      (viii) enter into, authorize, or permit any transaction
               with Affiliates, or modify in any material respect the employment, compensation or other arrangements with the executive officers of the Company or any Subsidiary;

                      (ix) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants or exchangeable Securities, commitments, subscriptions, rights to purchase or otherwise) any shares of capital stock or any other Securities of the Company or any Subsidiary, or amend any of the terms of any such capital stock or other Securities;

                      (x) split, combine, or reclassify any shares of its capital stock, declare, set aside or pay any dividend (other than dividends on the Preferred Stock) or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire any capital stock or other Securities of the Company or any Subsidiary;

                      (xi) except in the ordinary course of business and consistent with past practice, make any borrowings, incur any Indebtedness, or assume, guarantee, endorse or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person; and

                      (xii) except in the ordinary course of business and consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person.

5.      Redemption.

        (a) Subject to the Company having funds legally available for such purpose, the Company shall redeem all of the shares of the Class A1 Preferred Stock then outstanding, on the Maturity Date. The per share redemption price at which shares of Class A1 Preferred Stock are to be redeemed pursuant to this
Section 5(a) of this subsection A1 shall be equal to the Liquidation Value (the "Redemption Price").

        (b) In the event the Company or any of its Subsidiaries consummates a public or private offering for cash of capital stock or other equity interests, the Company shall be required to apply 50% of the Net Proceeds of such offering toward the redemption of shares of Preferred Stock (other than Voting Preferred Stock), on a pro rata basis (determined on the basis of the number of shares of Preferred Stock (other than Voting Preferred Stock), held by such holder over the total number of shares of Preferred Stock (other than Voting Preferred Stock) outstanding) from the Holders of Preferred Stock at the Redemption Price.

        (c) In addition to the Company's mandatory redemption obligations as set forth in Sections 5(a) and (b) of this subsection A1, the Company shall have the option to redeem a minimum of $1 million of Original Cost of Class A1 Preferred Stock and integral multiples of $100,000 thereafter at the Liquidation Value thereof. Any shares to be redeemed pursuant to this Section 5(c) of this subsection A1 shall be selected for redemption at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this Section 5 of this subsection A1, so long as any Preferred A1/A2 Holder remains a Significant Holder, the Company shall not be permitted to redeem or retire all outstanding shares of Class A1 Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one (1) share of Class A1 Preferred Stock.

        (d) On and after any date set for redemption (the "Redemption Date") pursuant to this Section 5 of this subsection A1 (unless default shall be made by the Company in the payment of the Redemption Price, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of the Class A1 Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate, and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Company.

        (e) Any communication or notice relating to redemption given pursuant to this Section 5 of this subsection A1 shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the Preferred A1 Holders at their respective addresses as the same shall appear on the books of the Company, or to the Company at the address of its principal, or registered office, as the case may be.

        (f) At any time on or after the Redemption Date, the Preferred A1 Holders shall be entitled to receive the Redemption Price upon actual delivery to the Company or its agents of the certificates representing the shares of the Class A1 Preferred Stock to be redeemed.

        (g) Any redemption payments by the Company pursuant to this Section 5 of this subsection A1 shall be paid in cash.

        (h) Any shares of Class A1 Preferred Stock which are redeemed or otherwise acquired by the Company shall be canceled and shall not be reissued, sold or transferred as Class A1 Preferred Stock and the Board shall reduce the number of authorized shares of Class A1 Preferred Stock by the number of shares so redeemed or otherwise acquired.

6.      Maturity Default.

        (a) The occurrence of any of the following events of default shall, at the option of the Requisite Preferred Holders, constitute a Maturity Default:

               (i) the Company fails to comply in any material respect with any of its obligations under any of the Transaction Documents or the Fundamental Documents;

               (ii) a material default occurs under any mortgage, indenture or other instrument under which there may be secured or evidenced any indebtedness for money borrowed by the Company if the principal amount of such indebtedness aggregates $1,000,000 or more; or

               (iii) the Company fails to comply with the provisions of Section 7.2(g)(iv) of the Purchase Agreement.

        (b) A default under clauses (a)(i) or (a)(ii) is not a Maturity Default until the Company does not cure the default within 30 days of the Company having Knowledge of such default. When a default is cured, it ceases.

        (c) The Requisite Preferred Holders by notice to the Company may waive an existing default or Maturity Default and its consequences. When a default or Maturity Default is waived, it ceases.

7.      Exchange.

        (a) The Requisite Preferred A1 Holders and the Company may agree at any time and from time to time following the Exchange Triggering Date to exchange all or any portion of the shares of Class A1 Preferred Stock outstanding into the Company's Subordinated Debentures (the "Notes") to be issued substantially in the form attached as Exhibit D to the Purchase Agreement in the amount of $1,000 principal amount of Notes for each $1,000 of Liquidation Value of Class A1 Preferred Stock; provided, however, that no such exchange may be consummated unless full cumulative dividends (including, without duplication, full cumulative dividends pro rata for the elapsed portion of the current dividend period) on the Class A1 Preferred Stock to the date of exchange shall have been paid. Notes shall be issued only in integral multiples of $1,000 at the time of exchange. If any additional amounts ("Fractional Principal Amounts") would otherwise be issuable to any holders of Preferred Stock, then the Company shall, in lieu of issuing a Fractional Principal Amount therefor, pay in full payment of the Company's obligation with respect to such Fractional Principal Amount, to each Preferred A1 Holder an amount in cash equal to such Fractional Principal Amount. Any and all exchange rights set forth in this subsection A1 shall be deemed to be a right of redemption. In the event that the Company exercises its option to exchange any portion of the outstanding shares of Class A1 Preferred Stock into Notes pursuant to this Section 7 of this subsection A1, such shares to be exchanged shall be selected for exchange at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this Section 7 of this subsection A1, so long as any Preferred A1 Holder remains a Significant Holder, the Company shall not be permitted to exchange all outstanding shares of Class A1 Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one (1) share of Class A1 Preferred Stock.

        (b) Any exchange pursuant to this Section 7 of this Subsection A1 shall be made upon not less than 30 days' notice prior to the date fixed for exchange (the "Exchange Date"). The notice given shall state that, upon surrender of their certificate or certificates to the Company, the holders of Class A1 Preferred Stock will receive Notes in the amount set forth in Section 7(a) of this subsection A1 above and that, at the close of business on the Exchange Date, all rights of the holders with respect to such shares so called for exchange shall cease, except the right to receive the Notes in the amount set forth in Section 7(a) of this subsection A1. Except as may be otherwise required by applicable law, the form of the Notes may only be amended or supplemented before the first Exchange Date which occurs with the affirmative vote or consent of the Requisite Preferred A1 Holders. On or after such first Exchange Date, the Notes may only be amended or supplemented as provided in the Notes. The Company will cause the Notes to be authenticated on the Exchange Date, and the Company will pay interest on the Notes at the rate and on the dates specified in the Notes from and after the relevant Exchange Date.

A2      Class A2 Preferred Stock.

        1. Definitions. As used in this subsection A2 of this Designations of Preferred Stock, capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. In addition, the following capitalized terms have the following meanings:

        "By-laws" means the By-laws of the Company, as amended and in effect from time to time.

        "Board" means the Board of Directors of the Company.

        "Certificate of Incorporation" means the Certificate of Incorporation of the Company as amended and restated and in effect at the time in question.

        "Common Stock" means, collectively, all of the Common Stock, $.001 par value, of the Company of any class, and any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

        "Dividend Reference Date" has the meaning ascribed to it in Section A2.2(c).

        "Exchange Triggering Date" means December 31, 1999.

        "Liquidation" means, subject to the provisions of Section 3(b) of this subsection A2, any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

        "Liquidation Value" shall mean Original Cost plus any accrued and unpaid dividends as determined pursuant to Section 2(c) of this subsection A2.

        "Maturity Date" means, with respect to any Class A2 Preferred Stock or Notes issued in exchange for Class A2 Preferred Stock, the earliest to occur of
(i) a Maturity Default, (ii) a Change of Control or (iii) June 30, 2005 (the "Calendar Maturity Date").

        "Maturity Default" shall have the meaning set forth in Section 6(a) of this subsection A2.

        "Net Proceeds" of any transaction shall mean the gross proceeds of such transaction net of any commissions or transaction fees and expenses paid by the Company in connection with such transaction.

        "Original Cost" means, with respect to any share of Class A2 Preferred Stock, $1,000.

        "Person" shall be construed broadly and shall include without limitation an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

        "Preferred A1/A2 Holders" means, collectively, Preferred A1 Holders and Preferred A2 Holders.

        "Preferred A1 Holders" means holders of Class A1 Preferred Stock.

        "Preferred A2 Holders" means holders of Class A2 Preferred Stock.

        "Preferred Shareholder Agreement" shall mean the Preferred Shareholder Agreement, dated as of February 17, 1999, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Holder (as defined therein).

        "Preferred Stock" means, collectively, the Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Voting Preferred Stock.

        "Purchase Agreement" means the Securities Purchase Agreement, dated as of August 7, 1998, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Investor (as defined therein), as amended, restated or otherwise modified from time to time.

        "Rate per Annum" means the specified rate per annum computed on the basis of a 360-day year; provided, that in the event dividends are not paid in full in cash on any applicable Dividend Reference Date or upon any Redemption Date, the Rate per Annum for the applicable period shall be increased by 500 basis points (e.g., a 9.0% Rate per Annum would be increased to a 14.0% Rate per Annum) until such dividends are paid in full in cash.

        "Redemption Price" has the meaning ascribed to it in Section A2.5(a) of this Determination of Preferred Stock.

        "Requisite Preferred A1/A2 Holders" means the holders representing a majority of the then outstanding shares of Class A1 Preferred Stock and Class A2 Preferred Stock voting together as a group.

        "Requisite Preferred A2 Holders" means the holders representing a majority of the then outstanding shares of Class A2 Preferred Stock.

        "Requisite Preferred Holders" means the holders representing a majority of the then outstanding shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock voting together as a group.

        "Transaction Documents" means the Purchase Agreement, the Exhibits and Schedules attached thereto in their final and executed form, as applicable, and each of the agreements contemplated thereby.

        "Voting Preferred Stock" means the Voting Preferred Stock of the
Company.

        "Warrant" has the meaning given to such term in the Purchase Agreement.

        2.     Dividends.

               (a) The Preferred A2 Holders shall be entitled to receive, out of funds legally available therefor, cumulative dividends on the Liquidation Value at the Rate per Annum and for the periods set forth below:

                                                       Rate Per
                    Period                              Annum
                    ------                              -----
        Until June 30, 2000                              9.0%
        July 1, 2000 to June 30, 2001                   11.0%
        July 1, 2001 to June 30, 2002                   12.0%
        July 1, 2002 to June 30, 2003                   13.0%
        July 1, 2003 to June 30, 2004                   14.0%
        July 1, 2004 to June 30, 2005                   15.0%

        (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) per share per annum, and no more, payable in preference and priority to any payment of any cash dividend on Common Stock or any other shares of capital stock of the Company other than the Class A1 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock (which shall rank on a par with the Class A2 Preferred Stock) or other class or series of stock ranking on a par with, or senior to the Class A2 Preferred Stock in respect of dividends (such Common Stock and other inferior stock being collectively referred to as "Junior Stock"), when and as declared by the Board.

               (b) Such dividends shall accrue with respect to each share of Class A2 Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Class A2 Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Junior Stock and before any purchase or acquisition of any Junior Stock is made by the Company, except the repurchase of Junior Stock from employees of the Company upon termination of employment or as otherwise approved by the Requisite Preferred A2 Holders.

               (c) Dividends shall be payable in cash, quarterly in arrears. To the extent dividends are not paid on each September 30, December 31, March 31 and June 30 (each a "Dividend Reference Date"), all dividends which have accrued on each share of Class A2 Preferred Stock during the three-month period (or shorter period in the case of the first or last period) ending on each Dividend Reference Date will be added to the Liquidation Value of such share and will remain a part thereof until such dividends are paid in full in cash. Each dividend paid in cash shall be mailed to the holders of record of the Class A2 Preferred Stock as their names and addresses appear on the share register of the Company or at the office of the transfer agent on the corresponding dividend payment date.

        3.      Liquidation.

               (a) In the event of any Liquidation of the Company, the Preferred A2 Holders shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Voting Preferred Stock and any other class or series of stock of the Company ranking on liquidation prior and in preference to the Class A2 Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to the Liquidation Value per share of Class A2 Preferred Stock. If upon any such Liquidation of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class A2 Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class A2 Preferred Stock and the holders of shares of Class A1 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Class A2 Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               (b) The merger or consolidation of the Company into or with another corporation which results in the exchange of outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Company), or the sale of all or substantially all the assets of the Company, shall be deemed to be a Liquidation of the Company for purposes of this Section 3 of this subsection A2, unless the Requisite Preferred A2 Holders vote otherwise. The amount deemed distributed to the holders of Class A2 Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board.

        4.     Voting Rights.

               (a)    Except as required by law and pursuant to paragraphs (b),
        (c) and (d) below, the Preferred A2 Holders shall not be entitled to vote.

               (b) The Company shall not, without the affirmative consent or approval of the Requisite Preferred A2 Holders:

                      (i) in any manner authorize, issue or sell any shares of Class A2 Preferred Stock other than as contemplated by the Purchase Agreement, the Preferred Shareholder Agreement or this Designations of Preferred Stock;

                      (ii) reclassify, cancel or in any manner alter or change the designations, preferences, privileges or relative, optional or other special rights, or the qualifications, limitations or restrictions thereof, of the Class A2 Preferred Stock;

                      (iii) amend, repeal or modify any provision of this subsection A2 of this Designations of Preferred Stock; or

                      (iv) amend, repeal or modify any provision of the Certificate of Incorporation or By-laws in a manner that would adversely affect the preferences, privileges or rights of the Preferred A2 Holders.

               (c)

                      (i) The Company hereby covenants that the Requisite Preferred A1/A2 Holders shall have the right to have that number of representatives (each such representative, an "Observer") determined as hereinafter provided present at all meetings of the Board. Such right shall from time to time be exercisable by delivery to the Company of written notice from the Requisite Preferred A1/A2 Holders specifying the names of such Observers. The number of Observers shall at all times and from time to time be equal to that number of nominees to the Board that the Preferred A1/A2 Holders are then entitled to designate less the number of such nominees as are then members of the Board.

                      (ii) The Company will give each Observer reasonable prior notice (it being agreed that the same prior notice given to the Board shall be deemed reasonable prior notice) in any manner permitted in the Company's By-laws for notices to directors of the time and place of any proposed meeting of the Board, such notice in all cases to include true and complete copies of all documents furnished to any director in connection with such meeting. Each such Observer will be entitled to be present in person as an observer at any such meeting or, if a meeting is held by telephone conference, to participate therein for the purpose of listening thereto.

                      (iii) The Company will deliver to each Observer copies of all papers which may be distributed from time to time to the directors of the Company at such time as such papers are so distributed to them, including copies of any written consent.

               (d) The Company shall not, without the affirmative consent or approval of the Requisite Preferred Holders:

                      (i) take any action, or enter into or authorize any material agreement or material transaction, other than in the ordinary course of business and consistent with past practice;

                      (ii) agree to acquire the stock or assets of, or otherwise agree to any joint venture, licensing arrangement with, any other person.

                      (iii) enter into any arrangement which would reasonably be expected to result in a Change of Control;

                      (iv) sell, transfer, convey, assign or otherwise dispose of any of its material assets or properties, or spinoff or splitoff any material assets, properties or Securities except sales of inventory and used, obsolete, worn out or unnecessary equipment or fixtures in the ordinary course of business and consistent with past practice;

                      (v) sell, transfer, convey, assign, license or otherwise dispose of any significant portion of its Intellectual Property Rights;

                      (vi) except in the ordinary course of business and consistent with past practice, waive, release or cancel any material claims against third parties or material debts owing to it, or any material rights which have any material value;

                      (vii) make any material changes in its accounting systems, policies, principles or practices except in the ordinary course of business and consistent with past practice;

                      (viii) enter into, authorize, or permit any transaction
               with Affiliates, or modify in any material respect the employment, compensation or other arrangements with the executive officers of the Company or any Subsidiary;

                      (ix) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants or exchangeable Securities, commitments, subscriptions, rights to purchase or otherwise) any shares of capital stock or any other Securities of the Company or any Subsidiary, or amend any of the terms of any such capital stock or other Securities;

                      (x) split, combine, or reclassify any shares of its capital stock, declare, set aside or pay any dividend (other than dividends on the Preferred Stock) or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire any capital stock or other Securities of the Company or any Subsidiary;

                      (xi) except in the ordinary course of business and consistent with past practice, make any borrowings, incur any Indebtedness, or assume, guarantee, endorse or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person; and

                      (xii) except in the ordinary course of business and consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person.

        5.     Redemption.

               (a) Subject to the Company having funds legally available for such purpose, the Company, on the Maturity Date, shall have the option of redeeming all the shares of outstanding Class A2 Preferred Stock for cash as described in Sections 5(d) - (h) below. If the Company does not redeem such shares on the Maturity Date, the Company shall pay full cumulative dividends (including, without duplication, full cumulative dividends pro rata for the elapsed portion of the current dividend period) on the Class A2 Preferred Stock to the Maturity Date and, immediately thereafter, each share of Class A2 Preferred Stock shall automatically be converted into one share of Class D Preferred Stock. The per share redemption price at which shares of Class A2 Preferred Stock are to be redeemed pursuant to this Section 5(a) of this subsection A2 shall be equal to the Liquidation Value (the "Redemption Price").

               (b) In the event the Company or any of its Subsidiaries consummates a public or private offering for cash of capital stock or other equity interests, the Company shall be required to apply 50% of the Net Proceeds of such offering toward the redemption of shares of Preferred Stock (other than Voting

        Preferred Stock), on a pro rata basis (determined on the basis of the number of shares of Preferred Stock (other than Voting Preferred Stock), held by such holder over the total number of shares of Preferred Stock (other than Voting Preferred Stock) outstanding) from the Holders of Preferred Stock at the Redemption Price.

               (c) In addition to the Company's obligations as set forth in Sections 5(a) and (b) of this subsection A2, the Company shall have the option to redeem a minimum of $1 million of Original Cost of Class A2 Preferred Stock and integral multiples of $100,000 thereafter at the Liquidation Value thereof. Any shares to be redeemed pursuant to this
        Section 5(c) of this subsection A2 shall be selected for redemption at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this Section 5 of this subsection A2, so long as any Preferred A1/A2 Holder remains a Significant Holder, the Company shall not be permitted to redeem or retire all outstanding shares of Class A2 Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one (1) share of Class A2 Preferred Stock.

               (d) On and after any date set for redemption (the "Redemption Date") pursuant to this Section 5 of this subsection A2 (unless default shall be made by the Company in the payment of the Redemption Price, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of the Class A2 Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate, and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Company.

               (e) Any communication or notice relating to redemption given pursuant to this Section 5 of this subsection A2 shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the Preferred A2 Holders at their respective addresses as the same shall appear on the books of the Company, or to the Company at the address of its principal, or registered office, as the case may be.

               (f) At any time on or after the Redemption Date, the Preferred A2 Holders shall be entitled to receive the Redemption Price upon actual delivery to the Company or its agents of the certificates representing the shares of the Class A2 Preferred Stock to be redeemed.

               (g)    Any redemption payments by the Company pursuant to this
        Section 5 of this subsection A2 shall be paid in cash.

               (h) Any shares of Class A2 Preferred Stock which are redeemed or otherwise acquired by the Company shall be canceled and shall not be reissued, sold or transferred as Class A2 Preferred Stock and the Board shall reduce the number of authorized shares of Class A2 Preferred Stock by the number of shares so redeemed or otherwise acquired.

        6.     Maturity Default.

               (a) The occurrence of any of the following events of default shall, at the option of the Requisite Preferred Holders, constitute a Maturity Default:

                      (i) the Company fails to comply in any material respect with any of its obligations under any of the Transaction Documents or the Fundamental Documents;

                      (ii) a material default occurs under any mortgage, indenture or other instrument under which there may be secured or evidenced any indebtedness for money borrowed by the Company if the principal amount of such indebtedness aggregates $1,000,000 or more; or

                      (iii)  the Company fails to comply with the provisions of
               Section 7.2(g)(iv) of the Purchase Agreement.

               (b) A default under clauses (a)(i) or (a)(ii) is not a Maturity Default until the Company does not cure the default within 30 days of the Company having Knowledge of such default. When a default is cured, it ceases.

               (c) The Requisite Preferred Holders by notice to the Company may waive an existing default or Maturity Default and its consequences. When a default or Maturity Default is waived, it ceases.

        7.     Exchange.

               (a) The Requisite Preferred A2 Holders and the Company may agree at any time and from time to time following the Exchange Triggering Date to exchange all or any portion of the shares of Class A2 Preferred Stock outstanding into the Company's Subordinated Debentures (the "Notes") to be issued substantially in the form attached as Exhibit D to the Purchase Agreement in the amount of $1,000 principal amount of Notes for each $1,000 of Liquidation Value of Class A2 Preferred Stock; provided, however, that no such exchange may be consummated unless full cumulative dividends (including, without duplication, full cumulative dividends pro rata for the elapsed portion of the current dividend period) on the Class A2 Preferred Stock to the date of exchange shall have been paid. Notes shall be issued only in integral multiples of $1,000 at the time of exchange. If any additional amounts ("Fractional Principal Amounts") would otherwise be issuable to any holders of Preferred Stock, then the Company shall, in lieu of issuing a Fractional Principal Amount therefor, pay in full payment of the Company's obligation with respect to such Fractional Principal Amount, to each Preferred A2 Holder an amount in cash equal to such Fractional Principal Amount. Any and all exchange rights set forth in this Section 7 of this subsection A2 shall be deemed to be a right of redemption. In the event that the Company exercises its option to exchange any portion of the outstanding shares of Class A2 Preferred Stock into Notes pursuant to this Section 7 of this subsection A2, such shares to be exchanged shall be selected for exchange at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this
        Section 7 of this subsection A2, so long as any Preferred A2 Holder remains a Significant Holder, the Company shall not be permitted to exchange all outstanding shares of Class A2 Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one (1) share of Class A2 Preferred Stock.

               (b) Any exchange pursuant to this Section 7 of this Subsection A2 shall be made upon not less than 30 days' notice prior to the date fixed for exchange (the "Exchange Date"). The notice given shall state that, upon surrender of their certificate or certificates to the Company, the holders of Class A2 Preferred Stock will receive Notes in the amount set forth in Section 7(a) of this subsection A2 above and that, at the close of business on the Exchange Date, all rights of the holders with respect to such shares so called for exchange shall cease, except the right to receive the Notes in the amount set forth in Section 7(a) of this subsection A2. Except as may be otherwise required by applicable law, the form of the Notes may only be amended or supplemented before the first Exchange Date which occurs with the affirmative vote or consent of the Requisite Preferred A2 Holders. On or after such first Exchange Date, the Notes may only be amended or supplemented as provided in the Notes. The Company will cause the Notes to be authenticated on the Exchange Date, and the Company will pay interest on the Notes at the rate and on the dates specified in the Notes from and after the relevant Exchange Date.

B.      Class B1 Preferred Stock.

        1. Definitions. As used in subsection B of this Determination of Preferred Stock, capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. In addition, the following capitalized terms have the following meanings:

        "By-laws" means the By-laws of the Company, as amended and in effect from time to time.

        "Board" means the Board of Directors of the Company.

        "Certificate of Incorporation" means the Certificate of Incorporation of the Company as amended and restated and in effect at the time in question.

        "Common Stock" means, collectively, all of the Common Stock, $.001 par value, of the Company of any class, and any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

        "Dividend Reference Date" has the meaning ascribed to it in Section B.2(c).

        "Exchange Triggering Date" means December 31, 1999.

        "Liquidation" means, subject to the provisions of Section 3(b) of this subsection B, any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

        "Liquidation Value" shall mean Original Cost plus any accrued and unpaid dividends as determined pursuant to Section 2(c) of this subsection B.

        "Maturity Date" means, with respect to any Class B1 Preferred Stock or Notes issued in exchange for Class B1 Preferred Stock, the earliest to occur of
(i) a Maturity Default, (ii) a Change of Control or (iii) June 30, 2005; provided, that the Maturity Date shall be December 31, 2000 with respect to Class B1 Preferred Stock which is issued in connection with a Spinoff Transaction.

        "Maturity Default" shall have the meaning set forth in Section 6(a) of this subsection B.

        "Net Proceeds" of any transaction shall mean the gross proceeds of such transaction net of any commissions or transaction fees and expenses paid by the Company in connection with such transaction.

        "Original Cost" means, with respect to any share of Class B1 Preferred Stock, $1,000.

        "Person" shall be construed broadly and shall include without limitation an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

        "Preferred B1 Holders" means holders of Class B1 Preferred Stock.

        "Preferred Shareholder Agreement" shall mean the Preferred Shareholder Agreement, dated as of February 17, 1999, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Holder (as defined therein).

        "Preferred Stock" means, collectively, the Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Voting Preferred Stock.

        "Purchase Agreement" means the Securities Purchase Agreement, dated as of August 7, 1998, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Investor (as defined therein), as amended, restated or otherwise modified from time to time.

        "Rate per Annum" means the specified rate per annum computed on the basis of a 360-day year; provided, that in the event dividends are not paid in full in cash on any applicable Dividend Reference Date or upon any Redemption Date, the Rate per Annum for the applicable period shall be increased by 500 basis points (e.g., a 9.0% Rate per Annum would be increased to a 14.0% Rate per Annum) until such dividends are paid in full in cash.

        "Redemption Price" has the meaning ascribed to it in Section B.5(a) of this Designations of Preferred Stock.

        "Requisite Preferred B1 Holders" means the holders representing a majority of the then outstanding shares of Class B1 Preferred Stock.

        "Requisite Preferred Holders" means the holders representing a majority of the then outstanding shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock voting together as a group.

        "Transaction Documents" means the Purchase Agreement, the Exhibits and Schedules attached thereto in their final and executed form, as applicable, and each of the agreements contemplated thereby.

        "Voting Preferred Stock" means the Voting Preferred Stock of the
Company.

        "Warrant" has the meaning given to such term in the Purchase Agreement.

        2.     Dividends.

               (a) The Preferred B1 Holders shall be entitled to receive, out of funds legally available therefor, cumulative dividends on the Liquidation Value at the Rate per Annum and for the periods set forth below:

                                                       Rate Per
                    Period                              Annum
                    ------                              -----
        Until June 30, 2000                              9.0%
        July 1, 2000 to June 30, 2001                   11.0%
        July 1, 2001 to June 30, 2002                   12.0%
        July 1, 2002 to June 30, 2003                   13.0%
        July 1, 2003 to June 30, 2004                   14.0%
        July 1, 2004 to June 30, 2005                   15.0%

        (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) per share per annum, and no more, payable in preference and priority to any payment of any cash dividend on Common Stock or any other shares of capital stock of the Company other than the Class A1 Preferred Stock, Class A2 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock (which shall rank on a par with the Class B1 Preferred Stock) or other class or series of stock ranking on a par with, or senior to the Class B1 Preferred Stock in respect of dividends (such Common Stock and other inferior stock being collectively referred to as "Junior Stock"), when and as declared by the Board.

               (b) Such dividends shall accrue with respect to each share of Class B1 Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Class B1 Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Junior Stock and before any purchase or acquisition of any Junior Stock is made by the Company, except the repurchase of Junior Stock from employees of the Company upon termination of employment or as otherwise approved by the Requisite Preferred B1 Holders.

               (c) Dividends shall be payable in cash, quarterly in arrears. To the extent dividends are not paid on each September 30, December 31, March 31 and June 30 (each a "Dividend Reference Date"), all dividends which have accrued on each share of Class B1 Preferred Stock during the three-month period (or shorter period in the case of the first or last period) ending on each Dividend Reference Date will be added to the Liquidation Value of such share and will remain a part thereof until such dividends are paid in full in cash. Each dividend paid in cash shall be mailed to the holders of record of the Class B1 Preferred Stock as their names and addresses appear on the share register of the Company or at the office of the transfer agent on the corresponding dividend payment date.

3.      Liquidation.

               (a) In the event of any Liquidation of the Company, the Preferred B1 Holders shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Voting Preferred Stock and any other class or series of stock of the Company ranking on liquidation prior and in preference to the Class B1 Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to the Liquidation Value per share of Class B1 Preferred Stock. If upon any such Liquidation of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class B1 Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class B1 Preferred Stock and the holders of shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Class B1 Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               (b) The merger or consolidation of the Company into or with another corporation which results in the exchange of outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Company), or the sale of all or substantially all the assets of the Company, shall be deemed to be a Liquidation of the Company for purposes of this Section 3 of this subsection B, unless the Requisite Preferred B1 Holders vote otherwise. The amount deemed distributed to the holders of Class B1 Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board.

        4.     Voting Rights.

               (a)    Except as required by law and pursuant to paragraphs (b),
        (c) and (d) below, the Preferred B1 Holders shall not be entitled to vote.

               (b) The Company shall not, without the affirmative consent or approval of the Requisite Preferred B1 Holders:

                      (i) in any manner authorize, issue or sell any shares of Class B1 Preferred Stock other than as contemplated by the Purchase Agreement, the Preferred Shareholder Agreement or this Designations of Preferred Stock;

                      (ii) reclassify, cancel or in any manner alter or change the designations, preferences, privileges or relative, optional or other special rights, or the qualifications, limitations or restrictions thereof, of the Class B1 Preferred Stock;

                      (iii) amend, repeal or modify any provision of this subsection B of this Designations of Preferred Stock; or

                      (iv) amend, repeal or modify any provision of the Certificate of Incorporation or By-laws in a manner that would adversely affect the preferences, privileges or rights of the Preferred B1 Holders.

               (c)

                      (i) The Company hereby covenants that the Requisite Preferred B1 Holders shall have the right to have that number of representatives (each such representative, an "Observer") determined as hereinafter provided present at all meetings of the Board. Such right shall from time to time be exercisable by delivery to the Company of written notice from the Requisite Preferred B1 Holders specifying the names of such Observers. The number of Observers shall at all times and from time to time be equal to that number of nominees to the Board that the Preferred B1 Holders are then entitled to designate less the number of such nominees as are then members of the Board.

                      (ii) The Company will give each Observer reasonable prior notice (it being agreed that the same prior notice given to the Board shall be deemed reasonable prior notice) in any manner permitted in the Company's By-laws for notices to directors of the time and place of any proposed meeting of the Board, such notice in all cases to include true and complete copies of all documents furnished to any director in connection with such meeting. Each such Observer will be entitled to be present in person as an observer at any such meeting or, if a meeting is held by telephone conference, to participate therein for the purpose of listening thereto.

                      (iii) The Company will deliver to each Observer copies of all papers which may be distributed from time to time to the directors of the Company at such time as such papers are so distributed to them, including copies of any written consent.

               (d) The Company shall not, without the affirmative consent or approval of the Requisite Preferred Holders:

                      (i) take any action, or enter into or authorize any material agreement or material transaction, other than in the ordinary course of business and consistent with past practice;

                      (ii) agree to acquire the stock or assets of, or otherwise agree to any joint venture, licensing arrangement with, any other person;

                      (iii) enter into any arrangement which would reasonably be expected to result in a Change of Control;

                      (iv) sell, transfer, convey, assign or otherwise dispose of any of its material assets or properties, or spinoff or splitoff any material assets, properties or Securities except sales of inventory and used, obsolete, worn out or unnecessary equipment or fixtures in the ordinary course of business and consistent with past practice;

                      (v) sell, transfer, convey, assign, license or otherwise dispose of any significant portion of its Intellectual Property Rights;

                      (vi) except in the ordinary course of business and consistent with past practice, waive, release or cancel any material claims against third parties or material debts owing to it, or any material rights which have any material value;

                      (vii) make any material changes in its accounting systems, policies, principles or practices except in the ordinary course of business and consistent with past practice;

                      (viii) enter into, authorize, or permit any transaction
               with Affiliates, or modify in any material respect the employment, compensation or other arrangements with the executive officers of the Company or any Subsidiary;

                      (ix) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants or exchangeable Securities, commitments, subscriptions, rights to purchase or otherwise) any shares of capital stock or any other Securities of the Company or any Subsidiary, or amend any of the terms of any such capital stock or other Securities;

                      (x) split, combine, or reclassify any shares of its capital stock, declare, set aside or pay any dividend (other than dividends on the Preferred Stock) or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire any capital stock or other Securities of the Company or any Subsidiary;

                      (xi) except in the ordinary course of business and consistent with past practice, make any borrowings, incur any Indebtedness, or assume, guarantee, endorse or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person; and

                      (xii) except in the ordinary course of business and consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person.

        5.     Redemption.

               (a) Subject to the Company having funds legally available for such purpose, the Company, on the Maturity Date, shall have the option of redeeming all the shares of outstanding Class B1 Preferred Stock for cash as described in Sections 5(d) - (h) below. If the Company does not redeem such shares on the Maturity Date, the Company shall pay full cumulative dividends (including, without duplication, full cumulative dividends pro rata for the elapsed portion of the current dividend period) on the Class B1 Preferred Stock to the Maturity Date and, immediately thereafter, each share of Class B1 Preferred Stock shall automatically be converted into one share of Class D Preferred Stock. The per share redemption price at which shares of Class B1 Preferred Stock are to be redeemed pursuant to this Section 5(a) of this subsection B1 shall be equal to the Liquidation Value (the "Redemption Price").

               (b) In the event the Company or any of its Subsidiaries consummates a public or private offering for cash of capital stock or other equity interests, the Company shall be required to apply 50% of the Net Proceeds of such offering toward the redemption of shares of Preferred Stock (other than Voting Preferred Stock), on a pro rata basis (determined on the basis of the number of shares of Preferred Stock (other than Voting Preferred Stock), held by such holder over the total number of shares of Preferred Stock (other than Voting Preferred Stock) outstanding) from the Holders of Preferred Stock at the Redemption Price.

               (c) In addition to the Company's obligations as set forth in Sections 5(a) and (b) of this subsection B, the Company shall have the option to redeem a minimum of $1 million of Original Cost of Class B1 Preferred Stock and integral multiples of $100,000 thereafter at the Liquidation Value thereof. Any shares to be redeemed pursuant to this
        Section 5(c) of this subsection B shall be selected for redemption at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this Section 5 of this subsection B, so long as any Preferred B1 Holder remains a Significant Holder, the Company shall not be permitted to redeem or retire all outstanding shares of Class B1 Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one (1) share of Class B1 Preferred Stock.

               (d) On and after any date set for redemption (the "Redemption Date") pursuant to this Section 5 of this subsection B (unless default shall be made by the Company in the payment of the Redemption Price, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of the Class B1 Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate, and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Company.

               (e) Any communication or notice relating to redemption given pursuant to this Section 5 of this subsection B shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the Preferred B1 Holders, at their respective addresses as the same shall appear on the books of the Company, or to the Company at the address of its principal, or registered office, as the case may be.

               (f) At any time on or after the Redemption Date, the Preferred B1 Holders shall be entitled to receive the Redemption Price upon actual delivery to the Company or its agents of the certificates representing the shares of the Class B1 Preferred Stock to be redeemed.

               (g)    Any redemption payments by the Company pursuant to this
        Section 5 of this subsection B shall be paid in cash.

               (h) Any shares of Class B1 Preferred Stock which are redeemed or otherwise acquired by the Company shall be canceled and shall not be reissued, sold or transferred as Class B1 Preferred Stock and the Board shall reduce the number of authorized shares of Class B1 Preferred stock by the number of shares so redeemed or otherwise acquired.

6.      Maturity Default.

               (a) The occurrence of any of the following events of default shall, at the option of the Requisite Preferred Holders, constitute a Maturity Default:

                      (i) the Company fails to comply in any material respect with any of its obligations under any of the Transaction Documents or the Fundamental Documents;

                      (ii) a material default occurs under any mortgage, indenture or other instrument under which there may be secured or evidenced any indebtedness for money borrowed by the Company if the principal amount of such indebtedness aggregates $1,000,000 or more; or

                      (iii)  the Company fails to comply with the provisions of
               Section 7.2(g)(iv) of the Purchase Agreement.

               (b) A default under clauses (a)(i) or (a)(ii) is not a Maturity Default until the Company does not cure the default within 30 days of the Company having Knowledge of such default. When a default is cured, it ceases.

               (c) The Requisite Preferred Holders by notice to the Company may waive an existing default or Maturity Default and its consequences. When a default or Maturity Default is waived, it ceases.

        7.     Exchange.

               (a) The Requisite Preferred B1 Holders and the Company may agree at any time and from time to time following the Exchange Triggering Date to exchange all or any portion of the shares of Class B1 Preferred Stock outstanding into the Company's Subordinated Debentures (the "Notes") to be issued substantially in the form attached as Exhibit D to the Purchase Agreement in the amount of $1,000 principal amount of Notes for each $1,000 of Liquidation Value of Class B1 Preferred Stock; provided, however, that no such exchange may be consummated unless full cumulative dividends (including, without duplication, full cumulative dividends pro rata for the elapsed portion of the current dividend period) on the Class B1 Preferred Stock to the date of exchange shall have been paid. Notes shall be issued only in integral multiples of $1,000 at the time of exchange. If any additional amounts ("Fractional Principal Amounts") would otherwise be issuable to any holders of Preferred Stock, then the Company shall, in lieu of issuing a Fractional Principal Amount therefor, pay in full payment of the Company's obligation with respect to such Fractional Principal Amount, to each Preferred B1 Holder an amount in cash equal to such Fractional Principal Amount. Any and all exchange rights set forth in this Section 7 of this subsection shall be deemed to be a right of redemption. In the event that the Company exercises its option to exchange any portion of the outstanding shares of Class B1 Preferred Stock into Notes pursuant to this Section 7 of this subsection B, such shares to be exchanged shall be selected for exchange at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this
        Section 7 of this subsection B, so long as any Preferred B1 Holder remains a Significant Holder, the Company shall not be permitted to exchange all outstanding shares of Class B1 Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one (1) share of Class B1 Preferred Stock.

               (b) Any exchange pursuant to this Section 7 of this Subsection B shall be made upon not less than 30 days' notice prior to the date fixed for exchange (the "Exchange Date"). The notice given shall state that, upon surrender of their certificate or certificates to the Company, the holders of Class B1 Preferred Stock will receive Notes in the amount set forth in Section 7(a) of this subsection B and that, at the close of business on the Exchange Date, all rights of the holders with respect to such shares so called for exchange shall cease, except the right to receive the Notes in the amount set forth in Section 7(a) of this subsection B. Except as may be otherwise required by applicable law, the form of the Notes may only be amended or supplemented before the first Exchange Date which occurs with the affirmative vote or consent of the Requisite Preferred B1 Holders. On or after such first Exchange Date, the Notes may only be amended or supplemented as provided in the Notes. The Company will cause the Notes to be authenticated on the Exchange Date, and the Company will pay interest on the Notes at the rate and on the dates specified in the Notes from and after the relevant Exchange Date.

C.      Class C1 Preferred Stock.

        1. Definitions. As used in this subsection C of this Designations of Preferred Stock, capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. In addition, the following capitalized terms have the following meanings:

        "By-laws" means the By-laws of the Company, as amended and in effect from time to time.

        "Board" means the Board of Directors of the Company.

        "Certificate of Incorporation" means the Certificate of Incorporation of the Company as amended and restated and in effect at the time in question.

        "Common Stock" means, collectively, all of the Common Stock, $.001 par value, of the Company of any class, and any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

        "Dividend Reference Date" has the meaning ascribed to it in Section C.2(c).

        "Exchange Triggering Date" means December 31, 1999.

        "Liquidation" means, subject to the provisions of Section 3(b) of this subsection C, any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

        "Liquidation Value" shall mean Original Cost plus any accrued and unpaid dividends as determined pursuant to Section 2(c) of this subsection C.

        "Maturity Date" means, with respect to any Class C1 Preferred Stock or Notes issued in exchange for Class C1 Preferred Stock, the earliest to occur of
(i) a Maturity Default, (ii) a Change of Control or (iii) June 30, 2005.

        "Maturity Default" shall have the meaning set forth in Section 6(a) of this subsection C.

        "Net Proceeds" of any transaction shall mean the gross proceeds of such transaction net of any commissions or transaction fees and expenses paid by the Company in connection with such transaction.

        "Original Cost" means, with respect to any share of Class C1 Preferred Stock, $1,000.

        "Person" shall be construed broadly and shall include without limitation an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

        "Preferred C1 Holders" means holders of Class C1 Preferred Stock.

        "Preferred Shareholder Agreement" shall mean the Preferred Shareholder Agreement, dated as of February 17, 1999, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Holder (as defined therein).

        "Preferred Stock" means, collectively, the Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Voting Preferred Stock.

        "Purchase Agreement" means the Securities Purchase Agreement dated as of August 7, 1998, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Investor (as defined therein), as amended, restated or otherwise modified from time to time.

        "Rate per Annum" means the specified rate per annum computed on the basis of a 360-day year; provided, that in the event dividends are not paid in full in cash on any applicable Dividend Reference Date or upon any Redemption Date, the Rate per Annum for the applicable period shall be increased by 500 basis points (e.g., a 9.0% Rate per Annum would be increased to a 14.0% Rate per Annum) until such dividends are paid in full in cash.

        "Redemption Price" has the meaning ascribed to it in Section C.5(a) of this Determination of Preferred Stock.

        "Requisite Preferred C1 Holders" means the holders of a majority of the then outstanding shares of Class C1 Preferred Stock.

        "Requisite Preferred Holders" means the holders representing a majority of the then outstanding shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock voting together as a group.

        "Transaction Documents" means the Purchase Agreement, the Exhibits and Schedules attached thereto in their final and executed form, as applicable, and each of the agreements contemplated thereby.

        "Voting Preferred Stock" means the Voting Preferred Stock of the
Company.

        "Warrant" has the meaning given to such term in the Purchase Agreement.

        2.     Dividends.

        (a) The Preferred C1 Holders shall be entitled to receive, out of funds legally available therefor, cumulative dividends on the Liquidation Value at the Rate per Annum and for the periods set forth below:

                                                       Rate Per
                    Period                              Annum
                    ------                              -----
        Until June 30, 2000                              9.0%
        July 1, 2000 to June 30, 2001                   11.0%
        July 1, 2001 to June 30, 2002                   12.0%
        July 1, 2002 to June 30, 2003                   13.0%
        July 1, 2003 to June 30, 2004                   14.0%
        July 1, 2004 to June 30, 2005                   15.0%

        (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) per share per annum, and no more, payable in preference and priority to any payment of any cash dividend on Common Stock or any other shares of capital stock of the Company other than the Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock (which shall rank on a par with the Class C1 Preferred Stock) or other class or series of stock ranking on a par with, or senior to the Class C1 Preferred Stock in respect of dividends (such Common Stock and other inferior stock being collectively referred to as "Junior Stock"), when and as declared by the Board.

               (b) Such dividends shall accrue with respect to each share of Class C1 Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Class C1 Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Junior Stock and before any purchase or acquisition of any Junior Stock is made by the Company, except the repurchase of Junior Stock from employees of the Company upon termination of employment or as otherwise approved by the Requisite Preferred C1 Holders.

               (c) Dividends shall be payable in cash, quarterly in arrears. To the extent dividends are not paid on each September 30, December 31, March 31 and June 30 (each a "Dividend Reference Date"), all dividends which have accrued on each share of Class C1 Preferred Stock during the three-month period (or shorter period in the case of the first or last period) ending on each Dividend Reference Date will be added to the Liquidation Value of such share and will remain a part thereof until such dividends are paid in full in cash. Each dividend paid in cash shall be mailed to the holders of record of the Class C1 Preferred Stock as their names and addresses appear on the share register of the Company or at the office of the transfer agent on the corresponding dividend payment date.

        3.     Liquidation.

               (a) In the event of any Liquidation of the Company, the Preferred C1 Holders shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Voting Preferred Stock and any other class or series of stock of the Company ranking on liquidation prior and in preference to the Class C1 Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to the Liquidation Value per share of Class C1 Preferred Stock. If upon any such Liquidation of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class C1 Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class C1 Preferred Stock and the holders of shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Class C1 Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               (b) The merger or consolidation of the Company into or with another corporation which results in the exchange of outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Company), or the sale of all or substantially all the assets of the Company, shall be deemed to be a Liquidation of the Company for purposes of this Section 3 of this subsection C, unless the Requisite Preferred C1 Holders vote otherwise. The amount deemed distributed to the holders of Class C1 Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board.

        4.     Voting Rights.

               (a)    Except as required by law and pursuant to paragraphs (b),
        (c) and (d) below, the Preferred C1 Holders shall not be entitled to vote.

               (b) The Company shall not, without the affirmative consent or approval of the Requisite Preferred C1 Holders:

                      (i) in any manner authorize, issue or sell any shares of Class C1 Preferred Stock other than as contemplated by the Purchase Agreement or this Designations of Preferred Stock;

                      (ii) reclassify, cancel or in any manner alter or change the designations, preferences privileges or relative, optional or other special rights, or the qualifications, limitations or restrictions thereof, of the Class C1 Preferred Stock;

                      (iii) amend, repeal or modify any provision of this subsection C of this Designations of Preferred Stock; or

                      (iv) amend, repeal or modify any provision of the Certificate of Incorporation or By-laws in a manner that would adversely affect the preferences, privileges or rights of the Preferred C1 Holders.

               (c)

                      (i) The Company hereby covenants that the Requisite Preferred C1 Holders shall have the right to have that number of representatives (each such representative, an "Observer") determined as hereinafter provided present at all meetings of the Board. Such right shall from time to time be exercisable by delivery to the Company of written notice from the Requisite Preferred C1 Holders specifying the names of such Observers. The number of Observers shall at all times and from time to time be equal to that number of nominees to the Board that the Preferred C1 Holders are then entitled to designate less the number of such nominees as are then members of the Board.

                      (ii) The Company will give each Observer reasonable prior notice (it being agreed that the same prior notice given to the Board shall be deemed reasonable prior notice) in any manner permitted in the Company's By-laws for notices to directors of the time and place of any proposed meeting of the Board, such notice in all cases to include true and complete copies of all documents furnished to any director in connection with such meeting. Each such Observer will be entitled to be present in person as an observer at any such meeting or, if a meeting is held by telephone conference, to participate therein for the purpose of listening thereto.

                      (iii) The Company will deliver to each Observer copies of all papers which may be distributed from time to time to the directors of the Company at such time as such papers are so distributed to them, including copies of any written consent.

               (d) The Company shall not, without the affirmative consent or approval of the Requisite Preferred Holders:

                      (i) take any action, or enter into or authorize any material agreement or material transaction, other than in the ordinary course of business and consistent with past practice;

                      (ii) agree to acquire the stock or assets of, or otherwise agree to any joint venture, licensing arrangement with, any other person;

                      (iii) enter into any arrangement which would reasonably be expected to result in a Change of Control;

                      (iv) sell, transfer, convey, assign or otherwise dispose of any of its material assets or properties, or spinoff or splitoff any material assets, properties or Securities except sales of inventory and used, obsolete, worn out or unnecessary equipment or fixtures in the ordinary course of business and consistent with past practice;

                      (v) sell, transfer, convey, assign, license or otherwise dispose of any significant portion of its Intellectual Property Rights;

                      (vi) except in the ordinary course of business and consistent with past practice, waive, release or cancel any material claims against third parties or material debts owing to it, or any material rights which have any material value;

                      (vii) make any material changes in its accounting systems, policies, principles or practices except in the ordinary course of business and consistent with past practice;

                      (viii) enter into, authorize, or permit any transaction
               with Affiliates, or modify in any material respect the employment, compensation or other arrangements with the executive officers of the Company or any Subsidiary;

                      (ix) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants or exchangeable Securities, commitments, subscriptions, rights to purchase or otherwise) any shares of capital stock or any other Securities of the Company or any Subsidiary, or amend any of the terms of any such capital stock or other Securities;

                      (x) split, combine, or reclassify any shares of its capital stock, declare, set aside or pay any dividend (other than dividends on the Preferred Stock) or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire any capital stock or other Securities of the Company or any Subsidiary;

                      (xi) except in the ordinary course of business and consistent with past practice, make any borrowings, incur any Indebtedness, or assume, guarantee, endorse or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person; and

                      (xii) except in the ordinary course of business and consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person.

        5.     Redemption.

               (a) Subject to the Company having funds legally available for such purpose, the Company, on the Maturity Date shall have the option of redeeming all the shares of outstanding Class C1 Preferred Stock for cash as described in Sections 5(d) - (h) below. If the Company does not redeem such shares on the Maturity Date, the Company shall pay full cumulative dividends (including, without duplication, full cumulative dividends pro rata for the elapsed portion of the current dividend period) on the Class C1 Preferred Stock to the Maturity Date and, immediately thereafter, each share of Class C1 Preferred Stock shall automatically be converted into one share of Class D Preferred Stock. The per share redemption price at which shares of Class C1 Preferred Stock are to be redeemed pursuant to this Section 5(a) of this subsection C1 shall be equal to the Liquidation Value (the "Redemption Price").

               (b) In the event the Company or any of its Subsidiaries consummates a public or private offering for cash of capital stock or other equity interests, the Company shall be required to apply 50% of the Net Proceeds of such offering toward the redemption of shares of Preferred Stock (other than Voting

        Preferred Stock), on a pro rata basis (determined on the basis of the number of shares of Preferred Stock (other than Voting Preferred Stock), held by such holder over the total number of shares of Preferred Stock (other than Voting Preferred Stock) outstanding) from the Holders of Preferred Stock at the Redemption Price.

               (c) In addition to the Company's obligations as set forth in Sections 5(a) and (b), of this subsection C, the Company shall have the option to redeem a minimum of $1 million of Original Cost of Class C1 Preferred Stock and integral multiples of $100,000 thereafter at the Liquidation Value thereof. Any shares to be redeemed pursuant to this
        Section 5(c) of this subsection C shall be selected for redemption at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this Section 5 of this subsection C, so long as any Preferred C1 Holder remains a Significant Holder, the Company shall not be permitted to redeem or retire all outstanding shares of Class C1 Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one (1) share of Class C1 Preferred Stock.

               (d) On and after any date set for redemption (the "Redemption Date") pursuant to this Section 5 of this subsection C (unless default shall be made by the Company in the payment of the Redemption Price, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of the Class C1 Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate, and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Company.

               (e) Any communication or notice relating to redemption given pursuant to this Section 5 of this subsection C shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the Preferred C1 Holders, at their respective addresses as the same shall appear on the books of the Company, or to the Company at the address of its principal, or registered office, as the case may be.

               (f) At any time on or after the Redemption Date, the Preferred C1 Holders shall be entitled to receive the Redemption Price upon actual delivery to the Company or its agents of the certificates representing the shares of the Class C1 Preferred Stock to be redeemed.

               (g)    Any redemption payments by the Company pursuant to this
        Section 5 of this subsection C shall be paid in cash.

               (h) Any shares of Class C1 Preferred Stock which are redeemed or otherwise acquired by the Company shall be canceled and shall not be reissued, sold or transferred as Class C1 Preferred Stock and the Board shall reduce the number of authorized shares of Class C1 Preferred Stock by the number of shares so redeemed or otherwise acquired.

        6.     Maturity Default.

               (a) The occurrence of any of the following events of default shall, at the option of the Requisite Preferred Holders, constitute a Maturity Default:

                      (i) the Company fails to comply in any material respect with any of its obligations under any of the Transaction Documents or the Fundamental Documents;

                      (ii) a material default occurs under any mortgage, indenture or other instrument under which there may be secured or evidenced any indebtedness for money borrowed by the Company if the principal amount of such indebtedness aggregates $1,000,000 or more; or

                      (iii)  the Company fails to comply with the provisions of
               Section 7.2(g)(iv) of the Purchase Agreement.

               (b) A default under clauses (a)(i) or (a)(ii) is not a Maturity Default until the Company does not cure the default within 30 days of the Company having Knowledge of such default. When a default is cured, it ceases.

               (c) The Requisite Preferred Holders by notice to the Company may waive an existing default or Maturity Default and its consequences. When a default or Maturity Default is waived, it ceases.

        7.     Exchange.

               (a) The Requisite Preferred C1 Holders and the Company may agree at any time and from time to time following the Exchange Triggering Date to exchange all or any portion of the shares of Class C1 Preferred Stock outstanding into the Company's Subordinated Debentures (the "Notes") to be issued substantially in the form attached as Exhibit D to the Purchase Agreement, in the amount of $1,000 principal amount of Notes for each $1,000 of Liquidation Value of Class C1 Preferred Stock; provided, however, that no such exchange may be consummated unless full cumulative dividends (including, without duplication, full cumulative dividends pro rata for the elapsed portion of the current dividend period) on the Class C1 Preferred Stock to the date of exchange shall have been paid. Notes shall be issued only in integral multiples of $1,000 at the time of exchange. If any additional amounts ("Fractional Principal Amounts") would otherwise be issuable to any holders of Preferred Stock, then the Company shall, in lieu of issuing a Fractional Principal Amount therefor, pay in full payment of the Company's obligation with respect to such Fractional Principal Amount, to each Preferred C1 Holder an amount in cash equal to such Fractional Principal Amount. Any and all exchange rights set forth in this Section 7 of this subsection C shall be deemed to be a right of redemption. In the event that the Company exercises its option to exchange any portion of the outstanding shares of Class C1 Preferred Stock into Notes pursuant to this Section 7 of this subsection C, such shares to be exchanged shall be selected for exchange at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this
        Section 7 of this subsection C, so long as any Preferred C1 Holder remains a Significant Holder, the Company shall not be permitted to exchange all outstanding shares of Class C1 Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one (1) share of Class C1 Preferred Stock.

               (b) Any exchange pursuant to this Section 7 of this Subsection C shall be made upon not less than 30 days' notice prior to the date fixed for exchange (the "Exchange Date"). The notice given shall state that, upon surrender of their certificate or certificates to the Company, the holders of Class C1 Preferred Stock will receive Notes in the amount set forth in Section 7(a) of this subsection C above and that, at the close of business on the Exchange Date, all rights of the holders with respect to such shares so called for exchange shall cease, except the right to receive the Notes in the amount set forth in Section 7(a) of this subsection C. Except as may be otherwise required by applicable law, the form of the Notes may only be amended or supplemented before the first Exchange Date which occurs with the affirmative vote or consent of the Requisite Preferred C1 Holders. On or after such first Exchange Date, the Notes may only be amended or supplemented as provided in the Notes. The Company will cause the Notes to be authenticated on the Exchange Date, and the Company will pay interest on the Notes at the rate and on the dates specified in the Notes from and after the relevant Exchange Date.

D.      Class D Preferred Stock.

        1. Definitions. As used in this subsection D of this Determination of Preferred Stock, capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. In addition, the following capitalized terms have the following meanings:

        "By-laws" means the By-laws of the Company, as amended and in effect from time to time.

        "Board" means the Board of Directors of the Company.

        "Certificate of Incorporation" means the Certificate of Incorporation of the Company as amended and restated and in effect at the time in question.

        "Common Stock" means, collectively, all of the Common Stock, $.001 par value, of the Company of any class, and any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

        "Dividend Reference Date" has the meaning ascribed to it in Section D.2(c).

        "Exchange Triggering Date" means December 31, 1999.

        "Liquidation" means, subject to the provisions of Section 3(b) of this subsection D, any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

        "Liquidation Value" shall mean Original Cost plus any accrued and unpaid dividends as determined pursuant to Section 2(c) of this subsection D.

        "Maturity Date" means, with respect to any Class D Preferred Stock or Notes issued in exchange for Class D Preferred Stock, the earliest to occur of
(i) a Maturity Default, (ii) a Change of Control or (iii) June 30, 2005 (the "Calendar Maturity Date").

        "Maturity Default" shall have the meaning set forth in Section 6(a) of this subsection D.

        "Net Proceeds" of any transaction shall mean the gross proceeds of such transaction net of any commissions or transaction fees and expenses paid by the Company in connection with such transaction.

        "Original Cost" means, with respect to any share of Class D Preferred Stock, $1,000.

        "Person" shall be construed broadly and shall include without limitation an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

        "Preferred D Holders" means holders of Class D Preferred Stock.

        "Preferred Stock" means, collectively, the Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Voting Preferred Stock.

        "Purchase Agreement" means the Securities Purchase Agreement, dated as of August 7, 1998, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Investor (as defined therein), as amended, restated or otherwise modified from time to time.

        "Rate per Annum" means the specified rate per annum computed on the basis of a 360-day year; provided, that in the event dividends are not paid in full in cash on any applicable Dividend Reference Date, the Rate per Annum for the applicable period shall be increased by 500 basis points (e.g., a 40.0% Rate per Annum would be increased to a 45.0% Rate per Annum) until such dividends are paid in full in cash.

        "Redemption Price" has the meaning ascribed to it in Section D.5(b) of this Determination of Preferred Stock.

        "Requisite Preferred D Holders" means the holders representing a majority of the then outstanding shares of Class D Preferred Stock.

        "Requisite Preferred Holders" means the holders representing a majority of the then outstanding shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock voting together as a group.

        "Transaction Documents" means the Purchase Agreement, the Exhibits and Schedules attached thereto in their final and executed form, as applicable, and each of the agreements contemplated thereby.

        "Voting Preferred Stock" means the Voting Preferred Stock of the
Company.

        "Warrant" has the meaning given to such term in the Purchase Agreement.

        2.     Dividends.

               (a) The Preferred D Holders shall be entitled to receive, out of funds legally available therefor, cumulative dividends on the Liquidation Value at the Rate per Annum of 40.0% (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) per share per annum, and no more, payable in preference and priority to any payment of any cash dividend on Common Stock or any other shares of capital stock of the Company other than the Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock and Class E Preferred Stock (which shall rank on a par with the Class D Preferred Stock) or other class or series of stock ranking on a par with, or senior to the Class D Preferred Stock in respect of dividends (such Common Stock and other inferior stock being collectively referred to as "Junior Stock"), when and as declared by the Board.

               (b) Such dividends shall accrue with respect to each share of Class D Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Class D Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Junior Stock and before any purchase or acquisition of any Junior Stock is made by the Company, except the repurchase of Junior Stock from employees of the Company upon termination of employment or as otherwise approved by the Requisite Preferred D Holders.

               (c) Dividends shall be payable in cash, quarterly in arrears. To the extent dividends are not paid on each September 30, December 31, March 31 and June 30 (each a "Dividend Reference Date"), all dividends which have accrued on each share of Class D Preferred Stock during the three-month period (or shorter period in the case of the first or last period) ending on each Dividend Reference Date will be added to the Liquidation Value of such share and will remain a part thereof until such dividends are paid in full in cash. Each dividend paid in cash shall be mailed to the holders of record of the Class D Preferred Stock as their names and addresses appear on the share register of the Company or at the office of the transfer agent on the corresponding dividend payment date.

        3.     Liquidation.

               (a) In the event of any Liquidation of the Company, the Preferred D Holders shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Voting Preferred Stock and any other class or series of stock of the Company ranking on liquidation prior and in preference to the Class D Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to the Liquidation Value per share of Class D Preferred Stock. If upon any such Liquidation of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class D Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class D Preferred Stock and the holders of shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class E Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Class D Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               (b) The merger or consolidation of the Company into or with another corporation which results in the exchange of outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Company), or the sale of all or substantially all the assets of the Company, shall be deemed to be a Liquidation of the Company for purposes of this Section 3 of this subsection D, unless the Requisite Preferred D Holders vote otherwise. The amount deemed distributed to the holders of Class D Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board.

        4.     Voting Rights.

               (a)    Except as required by law and pursuant to paragraphs (b),
        (c) and (d) below, the Preferred D Holders shall not be entitled to vote.

               (b) The Company shall not, without the affirmative consent or approval of the Requisite Preferred D Holders:

                      (i) in any manner authorize, issue or sell any shares of Class D Preferred Stock other than as contemplated by the Purchase Agreement or this Designations of Preferred Stock;

                      (ii) reclassify, cancel or in any manner alter or change the designations, preferences, privileges or relative, optional or other special rights, or the qualifications, limitations or restrictions thereof, of the Class D Preferred Stock;

                      (iii) amend, repeal or modify any provision of this subsection D of this Designations of Preferred Stock; or

                      (iv) amend, repeal or modify any provision of the Certificate of Incorporation or By-laws in a manner that would adversely affect the preferences, privileges or rights of the Preferred D Holders.

               (c)

                      (i) The Company hereby covenants that the Requisite Preferred D Holders shall have the right to have that number of representatives (each such representative, an "Observer") determined as hereinafter provided present at all meetings of the Board. Such right shall from time to time be exercisable by delivery to the Company of written notice from the Requisite Preferred D Holders specifying the names of such Observers. The number of Observers shall at all times and from time to time be equal to that number of nominees to the Board that the Preferred D Holders are then entitled to designate less the number of such nominees as are then members of the Board.

                      (ii) The Company will give each Observer reasonable prior notice (it being agreed that the same prior notice given to the Board shall be deemed reasonable prior notice) in any manner permitted in the Company's By-laws for notices to directors of the time and place of any proposed meeting of the Board, such notice in all cases to include true and complete copies of all documents furnished to any director in connection with such meeting. Each such Observer will be entitled to be present in person as an observer at any such meeting or, if a meeting is held by telephone conference, to participate therein for the purpose of listening thereto.

                      (iii) The Company will deliver to each Observer copies of all papers which may be distributed from time to time to the directors of the Company at such time as such papers are so distributed to them, including copies of any written consent.

               (d) The Company shall not, without the affirmative consent or approval of the Requisite Preferred Holders:

                      (i) take any action, or enter into or authorize any material agreement or material transaction, other than in the ordinary course of business and consistent with past practice;

                      (ii) agree to acquire the stock or assets of, or otherwise agree to any joint venture, licensing arrangement with, any other person;

                      (iii) enter into any arrangement which would reasonably be expected to result in a Change of Control;

                      (iv) sell, transfer, convey, assign or otherwise dispose of any of its material assets or properties, or spinoff or splitoff any material assets, properties or Securities except sales of inventory and used, obsolete, worn out or unnecessary equipment or fixtures in the ordinary course of business and consistent with past practice;

                      (v) sell, transfer, convey, assign, license or otherwise dispose of any significant portion of its Intellectual Property Rights;

                      (vi) except in the ordinary course of business and consistent with past practice, waive, release or cancel any material claims against third parties or material debts owing to it, or any material rights which have any material value;

                      (vii) make any material changes in its accounting systems, policies, principles or practices except in the ordinary course of business and consistent with past practice;

                      (viii) enter into, authorize, or permit any transaction
               with Affiliates, or modify in any material respect the employment, compensation or other arrangements with the executive officers of the Company or any Subsidiary;

                      (ix) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants or exchangeable Securities, commitments, subscriptions, rights to purchase or otherwise) any shares of capital stock or any other Securities of the Company or any Subsidiary, or amend any of the terms of any such capital stock or other Securities;

                      (x) split, combine, or reclassify any shares of its capital stock, declare, set aside or pay any dividend (other than dividends on the Preferred Stock) or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire any capital stock or other Securities of the Company or any Subsidiary;

                      (xi) except in the ordinary course of business and consistent with past practice, make any borrowings, incur any Indebtedness, or assume, guarantee, endorse or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person; and

                      (xii) except in the ordinary course of business and consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person.

        5.     Redemption.

               (a)    [Intentionally Deleted.]

               (b) In the event the Company or any of its Subsidiaries consummates a public or private offering for cash of capital stock or other equity interests, the Company shall be required to apply 50% of the Net Proceeds of such offering toward the redemption of shares of Preferred Stock (other than Voting Preferred Stock), on a pro rata basis (determined on the basis of the number of shares of Preferred Stock (other than Voting Preferred Stock), held by such holder over the total number of shares of Preferred Stock (other than Voting Preferred Stock) outstanding) from the Holders of Preferred Stock at the Redemption Price. The per share redemption price at which shares of Class D Preferred Stock are to be redeemed pursuant to this Section 5(b) of this subsection D shall be equal to the Liquidation Value (the "Redemption Price").

               (c) In addition to the Company's mandatory redemption obligations as set forth in Section 5(b) of this subsection D, the Company shall have the option to redeem a minimum of $1 million of Original Cost of Class D Preferred Stock and integral multiples of $100,000 thereafter at the Liquidation Value thereof. Any shares to be redeemed pursuant to this Section 5(c) of this subsection D shall be selected for redemption at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this
        Section 5 of this subsection D, so long as any Preferred D Holder remains a Significant Holder, the Company shall not be permitted to redeem or retire all outstanding shares of Class D Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one
        (1) share of Class D Preferred Stock.

               (d) On and after any date set for redemption (the "Redemption Date") pursuant to this Section 5 of this subsection D (unless default shall be made by the Company in the payment of the Redemption Price, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of the Class D Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate, and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Company.

               (e) Any communication or notice relating to redemption given pursuant to this Section 5 of this subsection D shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the Preferred D Holders, at their respective addresses as the same shall appear on the books of the Company, or to the Company at the address of its principal, or registered office, as the case may be.

               (f) At any time on or after the Redemption Date, the Preferred D Holders shall be entitled to receive the Redemption Price upon actual delivery to the Company or its agents of the certificates representing the shares of the Class D Preferred Stock to be redeemed.

               (g)    Any redemption payments by the Company pursuant to this
        Section 5 of this subsection D shall be paid in cash.

               (h) Any shares of Class D Preferred Stock which are redeemed or otherwise acquired by the Company shall be canceled and shall not be reissued, sold or transferred as Class D Preferred Stock and the Board shall reduce the number of authorized shares of Class D Preferred Stock by the number of shares so redeemed or otherwise acquired.

6.      Maturity Default.

               (a) The occurrence of any of the following events of default shall, at the option of the Requisite Preferred Holders, constitute a Maturity Default:

                      (i) the Company fails to comply in any material respect with any of its obligations under any of the Transaction Documents or the Fundamental Documents;

                      (ii) a material default occurs under any mortgage, indenture or other instrument under which there may be secured or evidenced any indebtedness for money borrowed by the Company if the principal amount of such indebtedness aggregates $1,000,000 or more; or

                      (iii)  the Company fails to comply with the provisions of
               Section 7.2(g)(iv) of the Purchase Agreement.

               (b) A default under clauses (a)(i) or (a)(ii) is not a Maturity Default until the Company does not cure the default within 30 days of the Company having Knowledge of such default. When a default is cured, it ceases.

               (c) The Requisite Preferred Holders by notice to the Company may waive an existing default or Maturity Default and its consequences. When a default or Maturity Default is waived, it ceases.

        7.     Exchange.

               (a) The Requisite Preferred D Holders and the Company may agree at any time and from time to time following the Exchange Triggering Date to exchange all or any portion of the shares of Class D Preferred Stock outstanding into the Company's Subordinated Debentures (the "Notes") to be issued substantially in the form attached as Exhibit D to the Purchase Agreement in the amount of $1,000 principal amount of Notes for each $1,000 of Liquidation Value of Class D Preferred Stock; provided, however, that no such exchange may be consummated unless full cumulative dividends (including, without duplication, full cumulative dividends pro rata for the elapsed portion of the current dividend period) on the Class D Preferred Stock to the date of exchange shall have been paid. Notes shall be issued only in integral multiples of $1,000 at the time of exchange. If any additional amounts ("Fractional Principal Amounts") would otherwise be issuable to any holders of Preferred Stock, then the Company shall, in lieu of issuing a Fractional Principal Amount therefor, pay in full payment of the Company's obligation with respect to such Fractional Principal Amount, to each Preferred D Holder an amount in cash equal to such Fractional Principal Amount. Any and all exchange rights set forth in this Section 7 of this subsection D shall be deemed to be a right of redemption. In the event that the Company exercises its option to exchange any portion of the outstanding shares of Class D Preferred Stock into Notes pursuant to this Section 7 of this subsection D, such shares to be exchanged shall be selected for exchange at the discretion of, or in a manner approved by, the Board. Notwithstanding any of the other provisions of this
        Section 7 of this subsection D, so long as any Preferred D Holder remains a Significant Holder, the Company shall not be permitted to exchange all outstanding shares of Class D Preferred Stock, but shall instead allow such Significant Holder to remain the holder of one (1) share of Class D Preferred Stock.

               (b) Any exchange pursuant to this Section 7 of this Subsection D shall be made upon not less than 30 days' notice prior to the date fixed for exchange (the "Exchange Date"). The notice given shall state that, upon surrender of their certificate or certificates to the Company, the holders of Class D Preferred Stock will receive Notes in the amount set forth in Section 7(a) of this subsection D above and that, at the close of business on the Exchange Date, all rights of the holders with respect to such shares so called for exchange shall cease, except the right to receive the Notes in the amount set forth in Section 7(a) of this subsection D. Except as may be otherwise required by applicable law, the form of the Notes may only be amended or supplemented before the first Exchange Date which occurs with the affirmative vote or consent of the Requisite Preferred D Holders. On or after such first Exchange Date, the Notes may only be amended or supplemented as provided in the Notes. The Company will cause the Notes to be authenticated on the Exchange Date, and the Company will pay interest on the Notes at the rate and on the dates specified in Notes from and after the relevant Exchange Date.

E.      Class E Preferred Stock.

        1. Definitions. As used in this Subsection E of this Determination of Preferred Stock, capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. In addition, the following capitalized terms have the following meanings:

        "By-laws" means the By-laws of the Company, as amended and in effect from time to time.

        "Board" means the Board of Directors of the Company.

        "Certificate of Incorporation" means the Certificate of Incorporation of the Company as amended and restated and in effect at the time in question.

        "Common Stock" means, collectively, all of the Common Stock, $.001 par value, of the Company of any class, and any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

        "Dividend Reference Date" has the meaning ascribed to it in Section 2(c) of this Subsection E.

        "Exchange Triggering Date" means December 31, 1999.

        "Liquidation" means, subject to the provisions of Section 3(b) of this Subsection E, any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

        "Liquidation Value" shall mean Original Cost plus any accrued and unpaid dividends as determined pursuant to Section 2(c) of this Determination of Preferred Stock.

        "Maturity Date" means, with respect to any Class E Preferred Stock or Notes issued in exchange for Class E Preferred Stock, the earliest to occur of
(i) a Maturity Default, (ii) a Change of Control or (iii) June 30, 2005.

        "Maturity Default" shall have the meaning set forth in Section 6(a) of this Subsection E.

        "Net Proceeds" of any transaction shall mean the gross proceeds of such transaction net of any commissions or transaction fees and expenses paid by the Company in connection with such transaction.

        "Original Cost" means, with respect to any share of Class E Preferred Stock, $1,000.

        "Person" shall be construed broadly and shall include without limitation an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

        "Preferred E Holders" means holders of Class E Preferred Stock.

        "Preferred Stock" means, collectively, the Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Voting Preferred Stock.

        "Purchase Agreement" means the Securities Purchase Agreement dated as of August 7, 1998, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Investor (as defined therein), as amended, restated or otherwise modified from time to time.

        "Rate Per Annum" means the specified rate per annum computed on the basis of a 360-day year; provided, that in the event dividends are not paid in full in cash on any applicable Dividend Reference Date or upon any Redemption Date, the Rate Per Annum for the applicable period shall be increased by 500 basis points (e.g., a 9.0% Rate per Annum would be increased to a 14.0% Rate per Annum) until such dividends are paid in full in cash.

        "Redemption Price" has the meaning ascribed to it in Section 5(a) of this Subsection E.

        "Requisite Preferred E Holders" means the holders of a majority of the then outstanding shares of Class E Preferred Stock.

        "Requisite Preferred Holders" means the holders representing a majority of the then outstanding shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and Class E Preferred Stock voting together as a group.

        "Transaction Documents" means the Purchase Agreement, the Exhibits and Schedules attached thereto in their final and executed form, as applicable, and each of the agreements contemplated thereby.

        "Voting Preferred Stock" means the Voting Preferred Stock of the
Company.

        "Warrant" has the meaning given to such term in the Purchase Agreement.

        2.     Dividends.

               (a) The Preferred E Holders shall be entitled to receive, out of funds legally available therefor, cumulative dividends on the Liquidation Value at the Rate per Annum and for the periods set forth below:

                     Period                                Rate Per Annum
                     ------                                --------------
        Until June 30, 2000                                     9.0%
        July 1, 2000 to June 30, 2001                          11.0%
        July 1, 2001 to June 30, 2002                          12.0%
        July 1, 2002 to June 30, 2003                          13.0%
        July 1, 2003 to June 30, 2004                          14.0%
        July 1, 2004 to June 30, 2005                          15.0%

        (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) per share per annum, and no more, payable in preference and priority to any payment of any cash dividend on Common Stock or any other shares of capital stock of the Company other than the Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock and Class D Preferred Stock (which shall rank on a par with the Class E Preferred Stock) or other classes or series of stock ranking on a par with, or senior to the Class E Preferred Stock in respect of dividends (such Common Stock and other inferior stock being collectively referred to as "Junior Stock"), when and as declared by the Board.

               (b) Such dividends shall accrue with respect to each share of Class E Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the Class E Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Junior Stock and before any purchase or acquisition of any Junior Stock is made by the Company, except the repurchase of Junior Stock from employees of the Company upon termination of employment, except as otherwise approved by the Requisite Preferred E Holders.

               (c) Dividends shall be payable in cash, quarterly in arrears. To the extent dividends are not paid on each September 30, December 31, March 31 and June 30 (each a "Dividend Reference Date") all dividends which have accrued on each share of Class E Preferred Stock during the three-month period (or shorter period in the case of the first or last period) ending on each Dividend Reference Date will be added to the Liquidation Value of such share and will remain a part thereof until such dividends are paid in full in cash. Each dividend paid in cash shall be mailed to the holders of record of the Class E Preferred Stock as their names and addresses appear on the share register of the Company or at the office of the transfer agent on the corresponding dividend payment date.

3.      Liquidation.

               (a) In the event of any Liquidation of the Company, the Preferred E Holders shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of Voting Preferred

        Stock and any other class or series of stock of the Company ranking on liquidation prior and in preference to the Class E Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to the Liquidation Value per share of Class E Preferred Stock. If upon any such Liquidation of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class E Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class E Preferred Stock and the holders of shares of Class A1 Preferred Stock, Class A2 Preferred Stock, Class B1 Preferred Stock, Class C1 Preferred Stock, Class D Preferred Stock and any other class or series of stock ranking on liquidation on a parity with the Class E Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               (b) The merger or consolidation of the Company into or with another corporation which results in the exchange of outstanding shares of the Company for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Company), or the sale of all or substantially all of the assets of the Company, shall be deemed to be a Liquidation of the Company for purposes of this Section 3 of this Subsection E, unless the Requisite Preferred E Holders vote otherwise. The amount deemed distributed to the holders of Class E Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board.

4.      Voting Rights.

               (a)    Except as required by law and pursuant to paragraphs (b),
        (c) and (d) below, the Preferred E Holders shall not be entitled to vote.

               (b) The Company shall not, without the affirmative consent or approval of the Requisite Preferred E Holders:

                      (i) in any manner authorize, issue or sell any shares of Class E Preferred Stock other than as contemplated by the Purchase Agreement or this Determination of Preferred Stock;

                      (ii) reclassify, cancel or in any manner alter or change the designations, privileges or relative, optional or other special rights, or the qualifications, limitations or restrictions thereof, of the Class E Preferred Stock;

                      (iii) amend, repeal or modify any provision of this Determination of Preferred Stock; or

                      (iv) amend, repeal or modify any provision of the Certificate of Incorporation or By-laws in a manner that would adversely affect the preferences, privileges or rights of the Preferred E Holders.

               (c)    (i)    The Company hereby covenants that the Requisite
               Preferred E Holders shall have the right to have that number of representatives (each such representative, an "Observer") determined as hereinafter provided present at all meetings of the Board. Such right shall from time to time be exercisable by delivery to the Company of written notice from the Requisite Preferred E Holders specifying the names of such Observers. The number of Observers shall at all times and from time to time be equal to that number of nominees to the Board that the Preferred E Holders are then entitled to designate less the number of such nominees as are then members of the Board.

                      (ii) The Company will give each Observer reasonable prior notice (it being agreed that the same prior notice given to the Board shall be deemed reasonable prior notice) in any manner permitted in the Company's By-laws for notices to directors of the time and place of any proposed meeting of the Board, such notice in all cases to include true and complete copies of all documents furnished to any director in connection with such meeting. Each such Observer will be entitled to be present in person as an observer at any such meeting or, if a meeting is held by telephone conference, to participate therein for the purpose of listening thereto.

                      (i) The Company will deliver to each Observer copies of all papers which may be distributed from time to time to the directors of the Company at such time as such papers are so distributed to them, including copies of any written consent.

               (d) The Company shall not, without the affirmative consent or approval of the Requisite Preferred Holders;

                      (i) take any action, or enter into or authorize any material agreement or material transaction, other than in the ordinary course of business and consistent with past practice;

                      (ii) agree to acquire the stock or assets of, or otherwise agree to any joint venture, licensing arrangement with, any other person.

                      (iii) enter into any arrangement which would reasonably be expected to result in a Change of Control;

                      (iv) sell, transfer, convey, assign or otherwise dispose of any of its material assets or properties, or spinoff or splitoff any material assets, properties or Securities except sales of inventory and used, obsolete, worn out or unnecessary equipment or fixtures in the ordinary course of business and consistent with past practice;

                      (v) sell, transfer, convey, assign, license or otherwise dispose of any significant portion of its Intellectual Property Rights;

                      (vi) except in the ordinary course of business and consistent with past practice, waive, release or cancel any material claims against third parties or material debts owing to it, or any material rights which have any material value;

                      (vii) make any material changes in its accounting systems, policies, principles or practices except in the ordinary course of business and consistent with past practice;

                      (viii) enter into, authorize, or permit any transaction
               with Affiliates, or modify in any material respect the employment, compensation or other arrangements with the executive officers of the Company or any Subsidiary;

                      (ix) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants or exchangeable Securities, commitments, subscriptions, rights to purchase or otherwise) any shares of capital stock or any other Securities of the Company or any Subsidiary, or amend any of the terms of any such capital stock or other Securities;

                      (x) split, combine, or reclassify any shares of its capital stock, declare, set aside or pay any dividend (other than dividends on the Preferred Stock) or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire any capital stock or other Securities of the Company of any Subsidiary;

                      (xi) except in the ordinary course of business and consistent with past practice, make any borrowings, incur any Indebtedness, or assume, guarantee, endorse or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person;

                      (xii) except in the ordinary course of business and consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person.

        5.     Redemption.

               (a) Subject to the Company having funds legally available for such purpose, (i) on the Maturity Date the Company shall redeem all shares of Class E Preferred Stock then outstanding and (ii) upon the Company's receipt of a written redemption request from any Preferred E Holder, the Company shall redeem all of the shares of Class E Preferred Stock with respect to which such redemption request was made. The per share redemption price at which shares of Class E Preferred Stock are to be redeemed pursuant to this Section 5(a) of this Subsection E shall be equal to the Liquidation Value (the "Redemption Price").

               (b) In the event the Company or any of its Subsidiaries consummates a public or private offering for cash of capital stock or other equity interests, the Company shall be required to apply 50% of the Net Proceeds of such offering toward the redemption of shares of Preferred Stock (other than Voting Preferred Stock), on a pro rata basis (determined on the basis of the number of shares of Preferred Stock (other than Voting Preferred Stock), held by such holder over the total number of shares of Preferred Stock (other than Voting Preferred Stock) outstanding) from the Holders of Preferred Stock at the Redemption Price.

               (c) In addition to the Company's obligations as set forth in Sections 5(a) and 5(b) of this Subsection E, the Company shall have the option to redeem a minimum of $1 million of Original Cost of Class E Preferred Stock and integral multiples of $100,000 thereafter at the Liquidation Value thereof. Any shares to be redeemed pursuant to this
        Section 5(c) of this Subsection E shall be selected for redemption at the discretion of, or in a manner approved by, the Board.

               (d) On and after any date set for redemption (the "Redemption Date") pursuant to this Section 5 of this Subsection E (unless default shall be made by the Company in the payment of the Redemption Price, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of the Class E Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate, and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Company.

               (e) Any communication or notice relating to redemption given pursuant to this Section 5 of this Subsection E shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the Preferred E Holders at their respective addresses as the same shall appear on the books of the Company, or to the Company at the address of its principal, or registered office, as the case may be.

               (f) At any time on or after the Redemption Date, the Preferred E Holders shall be entitled to receive the Redemption Price upon actual delivery to the Company or its agents of the certificates representing the shares of the Class E Preferred Stock to be redeemed.

               (g)    Any redemption payments by the Company pursuant to this
        Section 5 of this Subsection E shall be paid in cash.

               (h) Any shares of Class E Preferred Stock which are redeemed or otherwise acquired by the Company shall be canceled and shall not be reissued, sold or transferred as Class E Preferred Stock and the Board shall reduce the number of authorized shares of Class E Preferred Stock by the number of shares so redeemed or otherwise acquired.

        6.     Maturity Default.

               (a) The occurrence of any of the following events of default shall, at the option of the Requisite Preferred Holders, constitute a Maturity Default:

                      (i) the Company fails to comply in any material respect with any of its obligations under any of the Transaction Documents or the Fundamental Documents;

                      (ii) a material default occurs under any mortgage, indenture or other instrument under which there may be secured or evidenced any indebtedness for money borrowed by the Company if the principal amount of such indebtedness aggregates $1,000,000 or more; or

                      (iii)  the Company fails to comply with the provisions of
               Section 7.2(g)(iv) of the Purchase Agreement.

               (b) A default under clauses (a)(i) or (a)(ii) is not a Maturity Default until the Company does not cure the default within 30 days of the Company having Knowledge of such default. When a default is cured, it ceases.

               (c) The Requisite Preferred Holders by notice to the Company may waive an existing default or Maturity Default and its consequences. When a default or Maturity Default is waived, it ceases.

        7.     Exchange.

               (a) The Requisite Preferred E Holders and the Company may agree at any time and from time to time following the Exchange Triggering Date to exchange all or any portion of the shares of Class E Preferred Stock outstanding into the Company's Subordinated Debentures (the "Notes") to be issued substantially in the form attached to the Purchase Agreement as Exhibit D, in the amount of $1,000 principal amount of Notes for each $1,000 of Liquidation Value of Class E Preferred Stock; provided, however, that no such exchange may be consummated unless full cumulative dividends (including, without duplication, full cumulative dividends pro rata for the elapsed portion of the current dividend period) on the Class E Preferred Stock to the date of exchange shall have been paid. Notes shall be issued only in integral multiples of $1,000 at the time of exchange. If any additional amounts ("Fractional Principal Amounts") would otherwise be issuable to any holders of Preferred Stock, then the Company shall, in lieu of issuing a Fractional Principal Amount therefor, pay in full payment of the Company's obligation with respect to such Fractional Principal Amount therefor, pay in full payment of the Company's obligation with respect to such Fractional Principal Amount, to each Preferred E Holder an amount in cash equal to the Fractional Principal Amount. Any and all exchange rights set forth in this Section 7 of this Subsection E shall be deemed to be a right of redemption. In the event that the Company exercises its option to exchange any portion of the outstanding shares of Class E Preferred Stock into Notes pursuant to this Section 7 of this Subsection E, such shares to be exchanged shall be selected for exchange at the discretion of, or in a manner approved by, the Board.

               (b) Any exchange pursuant to this Section 7 of this Subsection E shall be made upon not less than 30 days' notice prior to the date fixed for exchange (the "Exchange Date"). The notice given shall state that, upon surrender of their certificate or certificates to the Company, the holders of Class E Preferred Stock will receive Notes in the amount set forth in Section 7(a) of this Subsection E above and that, at the close of business on the Exchange Date, all rights of the holders with respect to such shares so called for exchange shall cease, except the right to receive the Notes in the amount set forth in Section 7(a) of this Subsection E. Except as may be otherwise required by applicable law, the form of the Notes may only be amended or supplemented before the first Exchange Date which occurs with the affirmative vote or consent of the Requisite Preferred E Holders. On or after such first Exchange Date, the Notes may only be amended or supplemented as provided in the Notes. The Company will cause the Notes to be authenticated on the Exchange Date, and the Company will pay interest on the Notes at the rate and on the dates specified in the Notes from and after the relevant Exchange Date.

F.      Voting Preferred Stock.

        1. Definitions. As used in this subsection F of this Designations of Preferred Stock, capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. In addition, the following capitalized terms have the following meanings:

        "Purchase Agreement" means the Securities Purchase Agreement, dated as of August 7, 1998, between Alpha Microsystems, a California corporation, predecessor to the Company, and the Investor (as defined therein), as amended, restated or otherwise modified from time to time.

        "Requisite Voting Preferred Holders" means the holders of a majority of the Common Stock issuable upon the exercise of any then outstanding Warrants.

        "Senior Preferred Stock" shall mean the Class A1 Preferred Stock, the Class A2 Preferred Stock, the Class B1 Preferred Stock, the Class C1 Preferred Stock, the Class D Preferred Stock and the Class E Preferred Stock.

        "Warrantholder" means a holder of Warrants.

        2.     Voting Rights.

               (a) Standard Voting Rights. In addition to the voting rights expressly required by law or with regard to any amendment to the Company's Certificate of Incorporation or this Designations of Preferred Stock to alter or change, directly or indirectly, the powers, designations, preferences or special rights relating to shares of the Voting Preferred Stock, the holder of a share of Voting Preferred Stock shall be entitled to vote together with the Common Stock and any other voting stock of the Company on all matters submitted to the Company's stockholders for consideration, vote or approval and to cast an aggregate number of votes equal to the number of votes that the shares of Common Stock issuable upon exercise of the then unexercised portion of the Warrants held by such holder are entitled to as of the record date designated for any stockholders' meeting or the date of any written consent of stockholders.

        3. Dividends. The holder of the Voting Preferred Stock shall not be entitled to receive dividend payments at any time.

        4. Liquidation. Upon any liquidation, dissolution or winding up of the Company, before any distribution or payment is made upon any shares of any other class of capital stock of the Company other than the Senior Preferred Stock, each holder of Voting Preferred Stock will be entitled to be paid an amount equal to $100 per share, and shall not be entitled to receive any further distribution or payment. Neither the consolidation nor merger of the Company into or with any other corporation or corporations, nor the sale or transfer by the Company of all or any part of its assets, nor the reduction of the capital stock of the Company, shall be deemed to be a liquidation, dissolution or winding-up of the Company within the meaning of any of the provisions of this subsection F.

        5.     Mandatory Redemption.

               (a) Triggering Event. In the event that all of the outstanding Senior Preferred Stock is redeemed in full in accordance with its terms, then simultaneously with such redemption, the Company shall redeem the outstanding shares of Voting Preferred Stock; provided, that the Voting Preferred Stock shall not be redeemable so long as any Warrantholder is a Significant Holder.

               (b) Redemption Price. On the date of redemption, upon surrender by the holder at the Company's principal office of the certificate representing the share of the Voting Preferred Stock, the Company will pay to the holder an amount in cash equal to $100 per share.

               (c) Cancellation of Redeemed Stock. Shares of Voting Preferred Stock redeemed pursuant to this Section 5 of this Subsection F shall be canceled and shall not under any circumstances be reissued.

        6. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Voting Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is an institutional investor, its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the shares of Voting Preferred Stock, dated the date of such lost, stolen, destroyed or mutilated certificate.

        7. Amendment and Waiver. No amendment, modification or any other change, direct or indirect, in any manner with respect to any term or provision of this Designations of Preferred Stock or the Voting Preferred Stock will be valid without the prior written consent of the Requisite Voting Preferred Holders.

        8. Notices. All notices will be in writing and will be delivered by registered or certified mail, return-receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Company, at its principal executive offices, and (ii) to the holder of the Voting Preferred Stock, at such holder's address as it appears in the stock records of the Company (unless otherwise indicated by any such holder).


                                        /s/ DOUGLAS J. TULLIO
                                        ----------------------------------------
                                        Douglas J. Tullio,
                                        President and Chief Executive Officer


        The undersigned further hereby affirms and acknowledges under penalty of perjury that the foregoing Determination of Preferred Stock is the act and deed of the corporation, and the facts stated herein are true.


Signed as of August 15, 2000.


                                        /s/ DOUGLAS J. TULLIO
                                        ---------------------------------------
                                        Douglas J. Tullio,
                                        President and Chief Executive Officer